SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  June 30, 1999



                         NORTHEAST INDIANA BANCORP, INC.
             (Exact name of Registrant as specified in its Charter)



    Delaware                         0-26012                        35-1948594
--------------------------------------------------------------------------------
 (State or other             (Commission File Number)             (IRS Employer
 jurisdiction of                                                  Identification
 incorporation)                                                       Number)


648 North Jefferson Street, Huntington, Indiana                        46750
--------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)


--------------------------------------------------------------------------------
Registrant's telephone number, including area code:               (219) 356-3311



                                             N/A
--------------------------------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5. Other Events
--------------------

Northeast Indiana Bancorp, Inc. issued a press release dated July 16, 1999, attached hereto as Exhibit 28.1 announcing Second Quarter Earnings.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
--------------------------------------------------------------------------

        (c)    Exhibits

                             Exhibit 28.1 Press Release dated July 16, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    NORTHEAST INDIANA BANCORP, INC.



Date: July 16, 1999          By:    /s/ Stephent E. Zahn
      -------------                 --------------------------------------------
                                    Stephen E. Zahn
                                    President and Chief Executive Officer

                                         Exhibit 28.1

                                           FOR IMMEDIATE RELEASE
                                           JULY 16, 1999
                                           FOR ADDITIONAL INFORMATION
                                           CONTACT:  DARRELL E. BLOCKER
                                                          SR VICE PRESIDENT, CFO
                                                          (219) 356-3311



                         NORTHEAST INDIANA BANCORP, INC.
                        ANNOUNCES SECOND QUARTER EARNINGS

HUNTINGTON, INDIANA, -- Northeast Indiana Bancorp, Inc. (NEIB), the parent company of First Federal Savings Bank, today announced net income of $690,000 ($0.46 per basic share) for the Company's second quarter ended June 30, 1999 compared to net income of $587,000 ($0.36 per basic share) for the second quarter ended June 30, 1998, an increase in net income of 17.5% or an increase of 31.4% per basic share. The current three months earnings represents an annualized return on average (ROA) of 1.22% and a return on average equity (ROE) of 10.88%.

Stephen E. Zahn, President and Chief Executive Officer, attributes the $103,000 increase in second quarter earnings for June 30, 1999 compared with June 30, 1998 to improved net interest income of $1,964,000 for the three months ended
June 30, 1999 versus $1,764,000 for the comparable period in 1998. The income was favorably effected by the provision for loan loss expense during the second quarter 1999 of $35,000 compared to $90,000 for the same period in 1998 or a $55,000 reduction in provision expense. This reduction was due to the board's regular review of the current reserves and loan portfolio. This income was partially reduced by higher non-interest expenses of $1,099,000 for 1999 compared to $888,000 for 1998. This increased expense was primarily due to costs associated with employee benefit plans and increases in compensation including additional staff needed to serve our customer growth. The data processing costs also increased due to the non-capitalized expenses incurred to support growth including the wide area network, software upgrades and training. Non-interest expenses for year to date June 1999 also include operating costs for the Trust Department opened in the fourth quarter 1998 and the Financial Services subsidiary opened in the first quarter 1999.

Results for the first half of the year showed net interest income at $3.85 million for the six months ended June 30, 1999 compared to $3.53 million for the six months ended June 30, 1998, a 9.1% increase. Net interest margin of 3.66% is based on the net interest income divided by average earning assets net of reserves. The net interest margin for the six months ended June 30, 1999 of 3.66% has increased compared to the same period 1998 of 3.61%. This increase is due to the interest costing liabilities repricing downward faster than the interest earning assets and also from a successful effort to improve our deposit mix along with growth in securities sold with repurchase agreements. Net income for the first half of the year was $1.27 million (or $0.85 per basic share) compared to the first half of 1998's net income of $1.13 million (or $0.68 per basic share) a $141,000 (or $.17 per share) increase. ROE for the six months ended June 30, 1999 was 10.84% compared to 8.39% for the same period of 1998, an increase of 2.45% or 29.2% favorable change.

                                     -MORE-

Total assets at June 30, 1999 of $239.5 million compared to December 31, 1998 assets of $212.4 million reflects a 12.8% increase. Asset growth at June 30, 1999 compared to December 31, 1998 was partially due to a $9.2 million increase in net loans receivable composed of $5.1 million increase in mortgage loans and a $4.1 million increase in commercial and consumer loans. The investments available for sale increased $20.4 million with the majority of this increase occurring in May and June as a result of growth in the bank's funding sources including deposits and securities sold with repurchase agreements.

Shareholder equity at June 30, 1999 was $25.5 million compared to $25.0 million at December 31, 1998. The buybacks of $472,000 of Treasury stock during that period and dividends paid partially reduced the increase from net income year to date in equity. These reductions help leverage the Company's remaining equity and tend to improve return on shareholder's equity.

The book value of NEIB's stock is $15.57 per share as of June 30, 1999 and the last reported trade of the stock in June was at $15.00 per share.

The board of directors of First Federal Savings Bank approved at the June board meeting as previously reported a new stock repurchase program which allows management to purchase from time to time up to 10% of the outstanding shares over the next twelve months or up to 163,785 shares.

This press release may contain forward-looking statements, which are based on management's current expectations regarding economic, legislative and regulatory issues. Factors which may cause future results to vary materially include, but are not limited to, general economic conditions, changes in interest rates. Loan demand, and competition. Additional factors include changes in accounting principles, policies or guidelines; changes in legislation or regulation; and other economic, competitive, regulatory and technological factors affecting each company's operations, pricing, products and services.

Northeast Indiana Bancorp, Inc. is headquartered at 648 North Jefferson Street, Huntington, Indiana 46750 and the Company is traded on the Nasdaq National Market under the symbol "NEIB".
                                     -MORE-

                            NORTHEAST INDIANA BANCORP
                   CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)

--------------------------------------------------------------------------------------------------------------------
                  CONSOLIDATED STATEMENT OF FINANCIAL CONDITION

                                      ASSETS                                           June 30,      December 31,
                                                                                         1999             1998
                                                                                         ----             ----
Interest-earning cash and cash equivalents                                          $    2,105,782   $    4,079,792
Noninterest earning cash and cash equivalents                                            1,984,465        2,215,845
                                                                                    -------------------------------
   Total cash and cash equivalents                                                       4,090,247        6,295,637
Interest earning deposits in financial institutions                                        100,000          100,000
Securities available for sale                                                           34,064,052       13,658,691
Securities held to maturity estimated market value of $492,000 and $528,000 at
June 30, 1999 and December 31, 1998                                                        492,912          528,424
Loans receivable, net of allowance for loan loss June 30, 1999 $1,564,000 and
December 31, 1998 $1,454,000                                                           195,073,888      185,906,309
Real estate owned                                                                           89,361          110,712
Accrued interest receivable                                                                708,436          487,393
Premises and equipment                                                                   2,324,732        2,265,347
Investments in limited liability partnerships                                            1,366,064        1,400,000
Other assets                                                                             1,224,559        1,672,079
                                                                                    ===============================
    Total Assets                                                                    $  239,534,251   $  212,424,592
                                                                                    ===============================
                       LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits                                                                               123,700,114      123,335,582
Borrowed Funds                                                                          89,842,694       63,080,275
Accrued interest payable and other liabilities                                             498,272        1,004,099
                                                                                    -------------------------------
    Total Liabilities                                                                  214,041,080      187,419,956
                                                                                    -------------------------------

Retained earnings - substantially restricted                                            25,493,171       25,004,636
                                                                                    ===============================
    Total Liabilities and Shareholder's Equity                                      $  239,534,251      212,424,592
                                                                                    ===============================
====================================================================================================================

                                           CONSOLIDATED STATEMENTS OF INCOME

                                                        Three Months Ended                 Six Months Ended
                                                             June 30,                          June 30,
                                                      1999              1998             1999            1998
                                                      ----              ----             ----            ----
Total interest income                           $       4,281,151        4,018,623       8,331,286        7,991,877
Total interest expense                                  2,316,786        2,258,857       4,482,998        4,464,579
                                                    ---------------------------------------------------------------
   Net interest income                          $       1,964,365  $     1,759,766  $    3,848,288  $     3,527,298
--------------------------------------------------------------------------------------------------------------------
Provision for loan losses                                  34,500           90,000         135,000          180,000
                                                    ---------------------------------------------------------------
   Net interest income after provision for
   Loan losses                                  $       1,929,865  $     1,669,766  $    3,713,288  $     3,347,298
--------------------------------------------------------------------------------------------------------------------
Total noninterest income                                  208,169          170,131         397,460          339,539
                                                    ---------------------------------------------------------------
Total noninterest expenses                              1,029,313          886,659       2,060,716        1,833,883
--------------------------------------------------------------------------------------------------------------------
  Income before income tax expenses             $       1,108,721  $       953,238  $    2,050,032  $     1,852,954
--------------------------------------------------------------------------------------------------------------------
Income tax expenses                                       418,680          366,552         778,967          722,723
                                                    ---------------------------------------------------------------
     Net Income                                 $         690,041  $       586,687  $    1,271,065  $     1,130,231
====================================================================================================================

====================================================================================================================
                                              SELECTED FINANCIAL DATA
                                                       Three Months Ended                 Six Months Ended
                                                              June 30,                          June 30,
                                                      1999              1998             1999            1998
                                                      ----              ----             ----            ----
Basic Earnings per share                              0.46              0.36             0.85            0.68
Dilutive Earnings per share                           0.46              0.35             0.82            0.65
Net interest margin                                   3.62              3.57             3.66            3.61
Return on average assets                              1.22%             1.16%            1.16%           1.12%
Return on average equity                             10.88%             8.84%           10.03%           8.39%

                                                                                              At June 30
Total non-performing assets as a percentage
of total assets                                                                          0.52%            0.44%

Stockholders' equity as a % of total assets                                             10.64%           13.04%
Book value per share                                                             $      15.57            14.61
